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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 22, 1999
                        (Date of earliest event reported)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)





      KANSAS                         1-6446                      48-0290000
 (State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)                Identification)
  incorporation)


                                Joseph Listengart
                               Kinder Morgan, Inc.
                         1301 McKinney Street, Ste. 3400
                              Houston, Texas 77010
                                  713-844-9500
                (Address of principal executive offices including
                   zip code and Registrant's telephone number,
                              including area code)

                  --------------------------------------------


                    Please send copies of communications to:
                                  David L. Ronn
                          Bracewell & Patterson, L.L.P.
                        711 Louisiana Street, Suite 2900
                            Houston, Texas 77002-2781
                              Phone: (713) 221-1352



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Item 4.  Changes in Registrant's Certifying Accountant.

On November 22, 1999, Kinder Morgan, Inc. (the "Registrant") replaced Arthur Andersen LLP ("Arthur Andersen") as the principal accountant for the Registrant and its affiliates. For the past two fiscal years, the reports of Arthur Andersen did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to replace Arthur Andersen was approved by the Board of Directors of the Registrant.

In connection with the audits of the Registrant's financial statements for each of the two most recent fiscal years ending December 31, 1997 and December 31,1998 and in the subsequent interim period preceding Arthur Andersen's replacement, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make references to the matter in their report.

On November 22, 1999, the Registrant engaged as its new principal accountant PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). During the two most recent fiscal years and through the date of their appointment, the Registrant has not consulted with PricewaterhouseCoopers on matters of the type contemplated by Item 304(a)(2) of Regulation S-K.

The Registrant has requested that Arthur Andersen furnish it with a letter addressed to the Commission stating whether it agrees with the statements set forth in this Form 8-K. A copy of that letter, dated November 29, 1999, is filed herewith as Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

         Exhibit
         Number        Description of Exhibit
         -------       ----------------------
         16.1          Letter dated November 29, 1999 from Arthur Andersen LLP,
                       Registrant's certifying accountant.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINDER MORGAN, INC.

                                       By: /s/ Joseph Listengart
                                         ---------------------------------------
                                       Name:   Joseph Listengart
                                       Title:  Vice President, General Counsel
                                                and Secretary

Date:  November 29, 1999





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                                 EXHIBIT INDEX

    Exhibit
    Number            Description of Exhibit
    -------           ----------------------
     16.1             Letter dated November 29, 1999 from Arthur Andersen LLP,
                      Registrant's certifying accountant.